Exhibit 10.102

AMENDMENT

TO

CALIFORNIACARE MEDICAL SERVICES AGREEMENT

BETWEEN

BLUE CROSS OF CALIFORNIA

AND

Professional Care IPA

This Amendment to the CaliforniaCare Medical Services Agreement is entered into at Woodland Hills, Los Angeles County, California, and will be effective as of January 1, 2002 between Blue Cross of California and its Affiliates (“BLUE CROSS”) and Professional Care IPA (“PARTICIPATING MEDICAL GROUP”).

RECITALS

A.            BLUE CROSS and PARTICIPATING MEDICAL GROUP have previously entered into a CaliforniaCare Medical Services Agreement, effective 11/01/99 (as may have been amended, the “Agreement”).

B.            The parties now desire to amend the Agreement.

NOW, THEREFORE, IT IS AGREED:

1.             Article II of the Agreement is hereby amended as follows:

A.            The following Sections are hereby deleted from Article II: 2.01 (Adjusted Per Member Per Month Non-Capitated Expense), 2.03 (Age/Sex Factors), 2.06 (Attachment Point), 2.20 (Case Management Stop-Loss Threshold), 2.40 (Non-Capitated Expenses), 2.41 (Non-Capitated Performance Settlement), 2.42 (Non-Capitated Performance Settlement Schedule), 2.48 (Outpatient Prescription Drug Expense), 2.49 (Outpatient Prescription Drug Settlement), 2.50 (Outpatient Prescription Drug Settlement Schedule), 2.52 (Per Member Per Month Non-Capitated Expense), 2.53 (Per Member Per Month (PMPM) Outpatient Prescription Drug Expense), 2.54 (Plan Factors), 2.60 (Region Factor) and 2.64 (Stop-Loss Factor).

B.            The following sections are hereby added to Article II:

2.69.1      “Generic outpatient prescription drug(s)” means an outpatient prescription drug identified as a generic by BLUE CROSS or First Data Bank and refers to an outpatient prescription drug product having the same active ingredients as a brand or trade name product.

2.70.1      “Generic Outpatient Prescription Drug Utilization Incentive” means an amount paid to PARTICIPATING MEDICAL GROUP based on the prescription of generic outpatient prescription drugs to Members assigned to PARTICIPATING MEDICAL GROUP who have an outpatient prescription drug benefit included in their Benefit Agreement.

2.71.1      “Generic Outpatient Prescription Drug Utilization Incentive Schedule” means a schedule of incentive amounts associated with varied levels of prescription of generic outpatient prescription drugs to Members assigned to PARTICIPATING MEDICAL GROUP who have an outpatient prescription drug benefit included in their Benefit Agreement.  This Schedule is set forth in Exhibit H attached and incorporated herein.

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

2.72.1      “GOPDU Attachment Point” is the point at which no Generic Outpatient Prescription Drug Utilization Incentive shall be paid if PARTICIPATING MEDlCAL GROUP’s GOPDU (as defined in Section 10.1 of this Agreement) is less than or equal to that amount.  The GOPDU Attachment Point is shown on the Generic Outpatient Prescription Drug Utilization Incentive Schedule, as set forth on Exhibit H attached and incorporated herein.

2.73.1      “Scorecard Percentile Attachment Point” is the point at which no Quality/Best Practices Scorecard Incentive shall be paid if PARTICIPATING MEDICAL GROUP’s percentile ranking (rounded to the nearest whole number) of its results on the Quality/Best Practices Scorecard is less than or equal to such point.  The Scorecard Percentile Attachment Point is shown on the Quality/Best Practices Scorecard Incentive Schedule, as set forth on Exhibit I attached and incorporated herein.

2.             Article IX of the Agreement is hereby deleted and replaced in its entirety with the following:

IX.           NON-CAPITATED SERVICES

9.01         Billing for Non-Capitated Services shall be as follows:

A.            The provider of Non-Capitated Services may bill BLUE CROSS directly, in which case, BLUE CROSS shall reimburse said provider within forty-five (45) working days following receipt of a clean, undisputed claim accompanied by an authorization from PARTICIPATING MEDICAL GROUP; or

B.            The provider of Non-Capitated Services may bill PARTICIPATING MEDICAL GROUP, in which case, PARTICIPATING MEDICAL GROUP shall bill BLUE CROSS for reimbursement.  BLUE CROSS shall reimburse PARTICIPATING MEDICAL GROUP within forty-five (45) working days following BLUE CROSS’ receipt of a clean undisputed claim from PARTICIPATING MEDICAL GROUP, on the condition that such claim shall be submitted to BLUE CROSS no later than twelve (12) months after the date of service.  This section shall only apply for the following Non-Capitated Services: mammography services, DME, prosthetics and injectable medications (including chemotherapy drugs and infused substances).

In either case described above, BLUE CROSS shall pay contracting providers at the rate negotiated between BLUE CROSS and said provider.  In the case of non-contracting providers, BLUE CROSS shall pay the lesser of: the actual billed charges, or the maximum allowable rate according to the BLUE CROSS Customary and Reasonable charges, or the rate arranged for by a CALIFORNIACARE Case Manager.

3.             Article X of the Agreement is hereby deleted and replaced in its entirety with the following:

X.            GENERIC OUTPATIENT PRESCRIPTION DRUG UTILIZATION

10.01       Calculating PARTICIPATING MEDICAL GROUP’s Generic Outpatient Prescription Drug Utilization (“GOPDU”).

PARTICIPATING MEDICAL GROUP’s Generic Outpatient Prescription Drug Utilization (“GOPDU”) is the quotient (rounded to the nearest whole number) of (i) the number of generic outpatient prescriptions written during each calendar year for

Members assigned to PARTICIPATING MEDICAL GROUP who have an outpatient prescription drug benefit included in their Benefit Agreement and paid for by BLUE CROSS as specified below, divided by (ii) the total number of outpatient prescriptions (generic, brand and trade name) written during each calendar year for Members assigned to PARTICIPATING MEDICAL GROUP who have an outpatient prescription drug benefit included in their Benefit Agreement and paid for by BLUE CROSS as specified below.

After the end of each calendar year BLUE CROSS shall calculate the GOPDU for PARTICIPATING MEDICAL GROUP based on the prescriptions written for Members assigned to PARTICIPATING MEDICAL GROUP who have an outpatient prescription drug benefit included in their Benefit Agreement and the pharmacy claims paid for such prescriptions during such prior calendar year through March 31st after year-end.  Beginning in year two (2) of this Agreement, all outpatient drug prescriptions on pharmacy claims received after calculation of the final Generic Outpatient Prescription Drug Utilization Incentive will be included in the following year’s GOPDU calculation.

10.02       Generic Outpatient Prescription Drug Utilization Incentive Schedule

To be eligible for a Generic Outpatient Prescription Drug Utilization Incentive, PARTICIPATING MEDICAL GROUP must have participated in BLUE CROSS’s CaliforniaCare network for a minimum of nine (9) months during the applicable calendar year.

The Generic Outpatient Prescription Drug Utilization Incentive Schedule set forth in Exhibit H will be the basis for determining any Generic Outpatient Prescription Drug Utilization Incentive to PARTICIPATING MEDICAL GROUP.

10.03       Calculating the Generic Outpatient Prescription Drug Utilization Incentive

If PARTICIPATING MEDICAL GROUP’s GOPDU is greater than the GOPDU Attachment Point, as described in Exhibit H, PARTICIPATING MEDICAL GROUP will be entitled to receive a Generic Outpatient Prescription Drug Utilization Incentive, as determined in accordance with Exhibit H; provided that PARTICIPATING MEDICAL GROUP meets the eligibility requirement set forth in Section 10.02 above.

The amount of the Generic Outpatient Prescription Drug Utilization Incentive will be based on the applicable PMPM incentive calculation under Exhibit H multiplied by PARTICIPATING MEDICAL GROUP’s Member Months for the calendar year for Members with outpatient prescription drug benefits in their Benefit Agreement.  Within one hundred eighty (180) days after the end of the calendar year, BLUE CROSS will pay any Generic Outpatient Prescription Drug Utilization Incentive that is due PARTICIPATING MEDICAL GROUP for the previous calendar year.  Notwithstanding the foregoing, in the event this Agreement is terminated, BLUE CROSS shall calculate the Generic Outpatient Prescription Drug Utilization Incentive in accordance with this Article X and shall pay PARTICIPATING MEDICAL GROUP the applicable Generic Outpatient Prescription Drug Utilization Incentive within 180 days after the date of termination.

PARTICIPATING MEDICAL GROUP shall review such incentive payment and/or any statement showing the calculation of such incentive payment prepared by BLUE CROSS and shall within forty-five (45) days of receipt, notify BLUE CROSS in writing of any problem or discrepancy, otherwise the right to challenge the amount and/or the calculation of the incentive shall be deemed waived by PARTICIPATING MEDICAL GROUP.

4.             Article XI of the Agreement is hereby deleted and replaced in its entirety with the following:

XI.           QUALITY/BEST PRACTICES SCORECARD INCENTIVE

After the end of each calendar year BLUE CROSS will evaluate PARTICIPATING MEDICAL GROUP’s performance during such prior calendar year in certain areas related to quality of care, compliance with administrative requirements and service delivery to Members using a scorecard.  PARTICIPATING MEDICAL GROUP will be notified of the scorecard parameters and scoring methodology prior to the start of each year.

BLUE CROSS will rank PARTICIPATING MEDICAL GROUP’s scorecard result with all other participating medical groups’ scorecard results.  If PARTICIPATING MEDICAL GROUP’s percentile ranking (rounded to the nearest whole number) exceeds the Scorecard Percentile Attachment Point set forth on attached Exhibit I.  PARTICIPATING MEDICAL GROUP will be entitled to receive a Quality/Best Practices Scorecard Incentive calculated in accordance with Exhibit I, provided that PARTICIPATING MEDICAL GROUP participated in BLUE CROSS’s CaliforniaCare network for a minimum of nine (9) months during the applicable calendar year.

If PARTICIPATING MEDICAL GROUP’s member satisfaction survey results are not available or another component(s) of the scorecard were not evaluated, BLUE CROSS will extrapolate PARTICIPATING MEDICAL GROUP’s available scorecard result and then will rank such result with all other participating medical group’s scorecard results and use Exhibit I to determine the amount of any Quality/Best Practices Scorecard Incentive, as set forth in the above paragraph.  BLUE CROSS will notify PARTICIPATING MEDICAL GROUP of its scorecard result and its ranking within 180 days after the end of the applicable calendar year.

Any Quality/Best Practices Scorecard Incentive payable to PARTICIPATING MEDICAL GROUP in accordance with the PMPM Quality/Best Practices Scorecard Incentive Schedule shown in Exhibit I will be made within 180 days after the end of the calendar year for which it is based.  Notwithstanding the foregoing, in the event this Agreement is terminated, BLUE CROSS shall calculate PARTICIPATING MEDICAL GROUP’s Quality/Best Practices Scorecard Incentive payment in accordance with this Article XI and shall pay any such incentive payment within 180 days after the date of termination.

PARTICIPATING MEDICAL GROUP shall review such incentive payment and/or any statement showing the calculation of such incentive payment prepared by BLUE CROSS and shall within forty-five (45) days of receipt, notify BLUE CROSS in writing of any problem or discrepancy; otherwise the right to challenge the amount and/or the calculation of the incentive shall be deemed waived by PARTICIPATING MEDICAL GROUP.

5.             Exhibit F of the Agreement is hereby deleted in its entirety.

6.             Exhibits H and I of the Agreement are hereby deleted and replaced in their entirety with Exhibits H and I attached and incorporated herein.

Upon acceptance of the parties, this Amendment, as of the date specified on page one hereof, shall become a part of the Agreement, and all provisions of the Agreement not specifically inconsistent herewith shall remain in full force and effect.

BLUE CROSS OF CALIFORNIA		PARTICIPATING MEDICAL GROUP

/s/ Barry Ford		/s/ Richard Shinto. MD
Signature		Signature

Richard Shinto. MD
Barry Ford		Print Name

2.28.02		Medical Director	1/28/02
Vice President	Date	Title	Date

EXHIBIT H

Generic Outpatient Prescription Drug Utilization Incentive Schedule

Calculation of Generic Outpatient Prescription Drug Utilization Incentive:

1)             Identify the payment band that contains the PARTICIPATING MEDICAL GROUP’s Generic Outpatient Prescription Drug Utilization (“GOPDU”).

2)             Calculate the difference between PARTICIPATING MEDICAL GROUP’s GOPDU and the low value of the payment band.

3)             Multiply the result from Step 2 by the payment multiplier for the payment band.

4)             Add the result from Step 3 to the minimum payment amount for the payment band to get the PMPM GOPDU Incentive.

5)             Multiply the PMPM GOPDU Incentive from Step 4 by the PARTICIPATING MEDICAL GROUP’s Member Months for the calendar year (for Members with outpatient prescription drug benefits in their Benefit Agreement) to calculate the GOPDU Incentive.

Band	GOPDU		Payment Multiplier		Minimum Payment PMPM		Maximum Payment PMPM
	Low	High
1	0%	47%	$	***	$	***	$	***
2	48%*	51%	$	***	$	***	$	***
3	52%	55%	$	***	$	***	$	***
4	56%	59%	$	***	$	***	$	***
5	60%	63%	$	***	$	***	$	***
6	64%	>64%	$	***	$	***	$	***

PARTICIPATING MEDICAL GROUP’s that have a GOPDU over *** will get a maximum payment of *** PMPM based on the number of Members with outpatient prescription drug benefits in their Benefit Agreement.

Example of Generic Outpatient Prescription Drug Utilization Incentive Calculation:

Assume: PARTICIPATING MEDICAL GROUP has GOPDU of ***; and there are *** member months

(1)           Identify the payment band that contains the PARTICIPATING MEDICAL GROUP’s GOPDU.  PARTICIPATING MEDICAL GROUP’s GOPDU of 62% falls between the low and high values of payment band 5

(2)           Calculate the difference between PARTICIPATING MEDICAL GROUP’s GOPDU and the low value for the payment band.

*** - *** = ***

(3)           Multiply the result from Step 2 by the payment multiplier for the payment band.

$*** x $*** = $***

(4)           Add the result from Step 3 to the minimum payment amount for the payment band to get the PMPM GOPDU Incentive.

$*** + $*** = $*** PMPM GOPDU Incentive

(5)           Multiply the PMPM GOPDU Incentive from Step 4 by the PARTICIPATING MEDICAL GROUPs Member Months for the calendar year to calculate the GOPDU Incentive.

$*** PMPM x *** member months = $***

*GOPDU Attachment Point

H-1

EXHIBIT I

Quality/Best Practices Scorecard Incentive Schedule

PARTICIPATING MEDICAL GROUP can receive a maximum payment of $4.50 PMPM.

Calculation of the Quality/Best Practices Scorecard Incentive Payment:

1)             Identify the payment band that contains PARTICIPATING MEDICAL GROUP’s percentile ranking (rounded to the nearest whole number) based its result from the Quality/Best Practices Scorecard.

2)             Calculate the difference between PARTICIPATING MEDICAL GROUP’s Quality/Best Practices Scorecard percentile ranking (rounded to the nearest whole number) and the low percentile ranking of the payment band.

3)             Multiply the result from Step 2 by the payment multiplier for the payment band.

4)             Add the result from Step 3 to the minimum payment amount for the payment band to get the PMPM Quality/Best Practices Scorecard Incentive.

5)             Multiply the PMPM Quality/Best Practices Scorecard Incentive from Step 4 by PARTICIPATING MEDICAL GROUP’s Member Months for the calendar year to calculate the Quality/Best Practices Scorecard Incentive payment.

Band	Scorecard Percentile Ranking		Payment Multiplier		Minimum Payment PMPM		Maximum Payment PMPM
	Low	High
1	0%	19%	$	***	$	***	$	***
2	20%*	39%	$	***	$	***	$	***
3	40%	59%	$	***	$	***	$	***
4	60%	79%	$	***	$	***	$	***
5	80%	100%	$	***	$	***	$	***

Example of Quality/Best Practices Scorecard Incentive Payment Calculation:

Assume: PARTICIPATING MEDICAL GROUP’s performance on the scorecard places it in the *** percentile rank, and there are 100,000 member months

(1)           Identify the payment band that contains PARTICIPATING MEDICAL GROUP’s percentile ranking (rounded to the nearest whole number) based on its result from the Quality/Best Practices Scorecard

PARTICIPATING MEDICAL GROUP’s ranking of *** falls between the low and high percentile rankings of payment band 5

(2)           Calculate the difference between PARTICIPATING MEDICAL GROUP’s Quality/Best Practices Scorecard percentile ranking (rounded to the nearest whole number) and the low percentile ranking for the payment band.

*** - *** = ***

(3)           Multiply the result from Step 2 by the payment multiplier for the payment band.

$*** x $*** = $***

(4)           Add the result from Step 3 to the minimum payment amount for the payment band to get the PMPM Quality/Best Practices Scorecard Incentive.

$*** + $*** = $*** PMPM Quality/Best Practices Scorecard Incentive

(5)           Multiply the PMPM Quality/Best Practices Scorecard Incentive from Step 4 by PARTICIPATING MEDICAL GROUP’s Member Months for the calendar year to calculate the Quality/Best Practices Scorecard Incentive payment.

$***PMPM x *** member months = $***, 000 Quality/Best Practices Scorecard Incentive Payment

* Scorecard Percentile Attachment Point

I-1